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                          SHORT-TERM INVESTMENTS TRUST

                              INSTITUTIONAL CLASS

                                     OF THE

                               TREASURY PORTFOLIO

                       Supplement dated December 16, 1996
  to the Prospectus dated December 14, 1995, as supplemented November 5, 1996

APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Trustees (the "Board") of Short-Term Investments Trust (the "Trust") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Trust with respect to Treasury Portfolio (the "Fund"). Shareholders will be asked to approve the proposed advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with Fund Management Company. There are no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Fund's shareholders approve the new investment advisory agreement at the Annual Meeting and the merger is consummated, the new investment advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of or changes to certain fundamental investment policies of the Fund, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         The Fund is currently generally prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition, and the amendment to another fundamental investment policy that corresponds to the proposed elimination. The elimination of the fundamental investment policy that prohibits the Fund from investing in other investment companies and the proposed amendment to the corresponding fundamental investment policy would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         Reference is made to Investment Restriction No. (1) of the Fund, set forth on page 8 of the Fund's Prospectus related to the Institutional Class of the Fund. The Board has approved the amendment of Investment Restriction No.
(1) of the Fund. In the event shareholders approve the proposed change, Investment Restriction No. (1) will read in full as follows:


                 (1) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as such rule may be amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         For additional information regarding the proposed changes described above, see the Fund's Statement of Additional Information related to the Institutional Class of the Fund, dated December 14, 1995, as supplemented December 16, 1996.

                              INSTITUTIONAL CLASS

                                     OF THE

                               TREASURY PORTFOLIO

                                       OF

                          SHORT-TERM INVESTMENTS TRUST


                       Supplement dated December 16, 1996
       to the Statement of Additional Information dated December 14, 1995


         On December 11, 1996, the Board of Trustees of Short-Term Investments Trust approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of the Treasury Portfolio (the "Fund"). Shareholders of the Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997. If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction Nos.(2) and (10) of the Fund, set forth on page A-16 of the Fund's Statement of Additional Information related to the Institutional Class of the Fund. The Board of Trustees has approved the elimination of Investment Restriction No. (10) and a change to Investment Restriction No. (2) of the Fund. In the event shareholders approve the proposed changes, Investment Restriction No. (10) will no longer apply and Investment Restriction No. (2) will read in full as follows:

                 (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.